Exhibit 10.18

Confidential Treatment Requested by CoolbitTechnologies Limited. [***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Quotations （Added）

Quantity: ***
Power Capacity: ***
Quote date: 12/15/2023
Quote valid: 10 days

Monthly fee includes:

Monthly hosting fee:

*** for 36 months term

Subject to adjustment according to electricity rate increase as determined by the Public Utilities Board of Manitoba.

The billing amount will be based on actual power usage testing record. (as contemplated in Section 3.3)

Onetime setup fee: ***

Refundable Recycling Deposit fee: ***

The **deposit** amount will be *** of the contract.

The Machine Provider will be invoiced per one (1) month.

VPN/VLAN remote access service fee ***

(Above terms are not applicable until the deposit has been made)

This quotation sheet shall be seen as part of the agreement signed between two parties as of Sep 5th 2023.

Xcentz Limited

Per____________________
Authorized Signatory
Title: Director

***

Per____________________
Authorized Signatory
Title: Director